UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 2, 2008

ZEBRA TECHNOLOGIES CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-19406	36-2675536
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 Corporate Woods Parkway, Vernon Hills, Illinois		60061
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: 847-634-6700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment to 2006 Zebra Technologies Corporation Incentive Compensation Plan

On December 2, 2008, the Compensation Committee (the “Committee”) of the Board of Directors of Zebra Technologies Corporation (the “Company”) approved amendments to Sections 13.1 and 19.3 of the 2006 Zebra Technologies Corporation Incentive Compensation Plan (the “2006 Plan”). The amendments, effective upon approval by the Committee, conform the 2006 Plan to changes in law required by Sections 409A of the Internal Revenue Code of 1986, as amended (the “Code”), and the regulations thereunder.

The amendment to Section 13.1 provides that award agreements may permit the deferral of receipt of cash or shares pursuant to an award, provided that such award agreements shall include the rules and procedures for such payment deferrals. Prior to the amendment, the 2006 Plan had permitted the Committee to defer a participant’s receipt of such cash or shares and to establish rules and procedures for such payment deferrals, without a requirement that such deferral or rules and procedures be included in the award agreement.

The amendment to Section 19.3 permits the Company to delay a participant’s exercise of an option or stock appreciation right if the award is designed to be a stock right exempt from the requirements of Code Section 409A and if the Company reasonably determines that issuance or payment under the Award would not be deductible under Code Section 162(m).

The above description of the amendment to the 2006 plan is qualified in its entirety by reference to the complete text of such amendment, a copy of which is attached hereto as Exhibit 10.1.

Amendment to all outstanding Non-Qualified Stock Option Agreements under the 2006 Plan

On December 2, 2008, the Committee approved amendments to all outstanding Non-Qualified Stock Option Agreements under the 2006 Plan (the “2006 Option Agreements”). Prior to the amendment, the 2006 Option Agreements had provided that the Company could postpone the issuance and delivery of the shares of the Company’s Class A Common Stock issuable pursuant to an exercised option in cases in which the Company reasonably determined that (a) the deferral of such issuance and delivery would not be deductible under Code Section 162(m), or (b) such deferral is necessary to comply with the provisions of Code Section 409A. The amendment, effective upon approval by the Committee and as of the grant date under each 2006 Option Agreement, has deleted this provision. In lieu of that provision, the amendment permits the Company to delay a participant’s exercise of an option if the Company reasonably determines that the issuance of the shares of the Company’s Class A Common Stock would not be deductible under Code Section 162(m).

The above description of the amendment to the outstanding 2006 Option Agreements is qualified in its entirety by reference to the complete text of such amendment, a copy of which is attached hereto as Exhibit 10.2.

Amendments to outstanding Non-Qualified Stock Option Agreements under the 2002 Non-Employee Director Stock Option Plan (the “2002 Plan”)

On December 2, 2008, the Committee approved a form of amendment to all of the outstanding Non-Qualified Stock Option Agreements under the 2002 Plan (the “2002 Option Agreements”). The form of amendment, to be entered into by the Company and each participant with respect to the participant’s 2002 Option Agreements, amends the 2002 Option Agreements to provide that in the event of a change in control, the purchase price at which the Company may purchase outstanding options may not exceed an amount based on the consideration paid in the transaction constituting the change in control. The form of amendment also clarifies that the options granted under the 2002 Option Agreements are intended to qualify as stock rights that are exempt from Code Section 409A. The Company expects all participants holding options pursuant to the 2002 Option Agreements to enter into the amendments prior to December 31, 2008.

The above description of the form of amendment to the outstanding 2002 Option Agreements is qualified in its entirety by reference to the complete text of such form of amendment, a copy of which is attached hereto as Exhibit 10.3.

New forms of award agreements under the 2006 Plan

On December 2, 2008, the Committee also approved new forms of the following award agreements under the 2006 Plan: (a) Non-Qualified Stock Option Agreement, (b) Director Non-Qualified Stock Option Agreement (1-year vesting), (c) Director Non-Qualified Stock Option Agreement (4-year vesting), (d) Restricted Stock Agreement (time-vesting), and (e) Restricted Stock Agreement (performance-vesting). The new form award agreements are substantially similar to their respective predecessor award agreements, except that the new form award agreements have been amended to conform to the requirements of Code Section 409A. For example, the new form award agreements (i) except from permissible offset amounts between a participant and the Company any amounts owing from the Company to the participant that are subject to Code Section 409A, and (ii) with respect to the new form Non-Qualified Stock Option Agreements, include language consistent with the amendments to outstanding Non-Qualified Stock Option Agreements under the 2006 Plan as described above.

The above descriptions of the new form award agreements under the 2006 Plan are qualified in their entirety by reference to the complete texts of the forms of such new form award agreements, copies of which are attached hereto as Exhibit 10.4 (Non-Qualified Stock Option Agreement), Exhibit 10.5 (Director Non-Qualified Stock Option Agreement (1-year vesting)), Exhibit 10.6 (Director Non-Qualified Stock Option Agreement (4-year vesting)), Exhibit 10.7 (Restricted Stock Agreement (time-vesting)) and Exhibit 10.8 (Restricted Stock Agreement (performance-vesting)).

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibits

10.1	Amendment to the 2006 Zebra Technologies Corporation Incentive Compensation Plan dated December 2, 2008.

10.2	Amendment to all outstanding Non-Qualified Stock Option Agreements under the 2006 Zebra Technologies Corporation Incentive Compensation Plan dated December 2, 2008.

10.3	Form of Amendment to outstanding Non-Qualified Stock Option Agreements under the 2002 Non-Employee Director Stock Option Plan.

10.4	Form of Non-Qualified Stock Option Agreement.

10.5	Form of Director Non-Qualified Stock Option Agreement (1-year vesting).

10.6	Form of Director Non-Qualified Stock Option Agreement (4-year vesting).

10.7	Form of Restricted Stock Agreement (time-vesting).

10.8	Form of Restricted Stock Agreement (performance-vesting).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZEBRA TECHNOLOGIES CORPORATION

Date: December 2, 2008	By:	/s/ Anders Gustafsson
Anders Gustafsson
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibits

10.1	Amendment to the 2006 Zebra Technologies Corporation Incentive Compensation Plan, dated December 2, 2008.

10.2	Amendment to all outstanding Non-Qualified Stock Option Agreements under the 2006 Zebra Technologies Corporation Incentive Compensation Plan dated December 2, 2008.

10.3	Form of Amendment to outstanding Non-Qualified Stock Option Agreements under the 2002 Non-Employee Director Stock Option Plan.

10.4	Form of Non-Qualified Stock Option Agreement.

10.5	Form of Director Non-Qualified Stock Option Agreement (1-year vesting).

10.6	Form of Director Non-Qualified Stock Option Agreement (4-year vesting).

10.7	Form of Restricted Stock Agreement (time-vesting).

10.8	Form of Restricted Stock Agreement (performance-vesting).